EXHIBIT 10.32
DEBT CONVERSION AGREEMENT
BETWEEN VINCENT GOETT AND JANEX

                                  EXHIBIT 10.32

                            DEBT CONVERSION AGREEMENT

         THIS AGREEMENT is entered into as of the 18th day of September, 2000, by and between Vincent W. Goett ("Goett") and Janex International, Inc., a Colorado corporation ("Janex").

                                R E C I T A L S:

         A. Janex owes Goett the sum of $67,081.90 pursuant to a Promissory Note, dated September 18, 2000. Said Promissory Note is sometimes hereinafter collectively referred to as the "Note."

         B. Goett is willing to exchange the debt (the "Debt") owing to under the Note for 1,341,638 shares of common stock of Janex.

         NOW THEREFORE, in consideration of the covenants and agreements contained in this Agreement, and Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

                                   T E R M S:

         1. As soon as practicable after the date of this Agreement, Janex shall issue Goett One Million, Three Hundred Forty-One Thousand, Six Hundred Thirty-Eight (1,341,638) shares of Janex common stock.

         Goett agrees, and will confirm said agreement by executing one or more documents so confirming, with content acceptable to Janex, that: (A) the stock to be issued under this Agreement will be a restricted security, issued pursuant to one or more exemptions to the registration requirements of the Securities Act; (B) the obligation of Janex to issue the stock is subject to Janex determining to the satisfaction of Janex that these transactions are in compliance with the Securities Act and all other applicable federal and state laws; and (C) Goett will execute such documents as are necessary and/or appropriate to ensure compliance with applicable federal and state laws. Janex obtaining documentation as to the foregoing shall be a condition to the issuance of the stock.

         In furtherance, but not in limitation, of the foregoing, Goett's stock will be subject to all of the terms and restrictions of said stock, Janex shall have no obligation under this Agreement to register Goett's stock or to make registered stock available to Goett under this Agreement, no representation, warranty or guarantee is made by Janex as to the value of the stock to be issued pursuant to this Agreement, and Goett takes full risk and responsibility as to said value.

         Goett hereby makes the representations and warranties set out in Exhibit "A" attached hereto and hereby made a part hereof. On said Exhibit "A," Goett is referred to as the "Subscriber," Janex is referred to as the "Corporation," and the shares of stock to be acquired to Goett under this Section are referred to as the "Shares." Goett acknowledges and understands the meaning and legal consequences of the representations and warranties contained herein and agrees to indemnify and defend and hold harmless Janex, and the directors, officers, agents, employees and attorneys of Janex, from and against any and all claims, loss, damage, liability, cost or expense, including attorneys' fees and court costs, due to or arising out of or connected directly or indirectly with or to any breach of any such representation or warranty made by Goett. Goett's representations and warranties appearing herein are made as of the date hereof and as of the date of issuance of stock pursuant to this Section. Goett's acceptance of stock under this Section shall constitute Goett's confirmation of the representations and warranties appearing herein as of the date of the acceptance.

         2. Goett hereby releases and forever discharges the Debt, effective automatically upon the issuance of the stock as described in Section 1 above.

         DATED as of the date first hereinabove written.

                  GOETT:       BY  /s/ VINCENT W. GOETT
                               -------------------------------------------
                               Vincent W. Goett


                  JANEX:       Janex International, Inc., a Colorado corporation

                               BY  /s/ DANIEL LESNICK
                                -------------------------------------------
                               Daniel Lesnick, President

LIST OF EXHIBITS:
Subscriber Representations and Warranties                     "A"

                                   EXHIBIT "A"

                    SUBSCRIBER REPRESENTATIONS AND WARRANTIES



                  Subscriber hereby represents, warrants and acknowledges to the Corporation as follows:

         1. The Shares will be acquired by Subscriber for Subscriber's own account and not with the view to, or for resale in connection with, any distribution, public offering or transfer thereof within the meaning of the Securities Act of 1933, as amended (the "1933 Act"), and Subscriber is not, directly or indirectly, participating in an underwriting of any such distribution, offering, or transfer.

         2. Subscriber understands that the Shares have not been registered under the 1933 Act by reason of issuance in transactions exempt from the registration and prospectus delivery requirements of the 1933 Act pursuant to
Section 4(2) thereof.

         3. Subscriber understands that the Shares have not been registered under the 1933 Act or any state securities laws, that they are "restricted securities" in the hands of Subscriber with the meaning of the Act, and that any future sale of the Shares will be regulated by the Act and applicable state securities laws. Subscriber understands that the Shares may not be sold, transferred or otherwise disposed of without registration under the 1933 Act or an exemption therefrom, and that in the absence of an effective registration statement covering the Shares, or an available exemption from registration under the 1933 Act, the Shares must be held indefinitely.

         4. Subscriber will not sell or otherwise transfer or dispose of any of the Shares: (A) except in strict compliance with (1) the provisions of the Agreement to which this Exhibit is attached, and (2) the restrictions on transfer described herein, and (B) unless such securities are (X) registered under the 1933 Act, and any applicable state securities laws, or (Y) Subscriber represents that such securities may be sold in reliance on an exemption from such registration requirements.

         5. No federal or state agency, including the Securities and Exchange Commission or the securities regulatory agency of any state, has approved or disapproved the Shares, passed upon or endorsed the merits of the Shares, or made any finding or determination as to the fairness of the Shares for private investment.

         6. The investment in the Shares is being made in reliance on specific exemptions from the registration requirements of federal and state securities laws, and the Corporation is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgements and understandings set forth herein in order to establish such exemptions.

         7. Subscriber agrees to deliver to the Corporation, if requested by the Corporation, an investment letter in customary form.

         8. Based on personal knowledge and experience in financial and business matters in general, Subscriber understands the nature of this investment, is fully aware of and familiar with the business operations of the Corporation, and is able to evaluate the merits and risks of an investments in the Shares.

         9. Subscriber has been given the opportunity to ask questions about the Corporation and has been granted access to all information, financial and otherwise, with respect to the Corporation which has been requested, has examined such information, and is satisfied with respect to the same.

         10. Subscriber has been encouraged to rely upon the advice of Subscriber's legal counsel and accountants or other financial advisors with respect to the tax and other considerations relating to the acquisition of the Shares.

         11. Subscriber, in determining to acquire the Shares, has relied solely upon: (A) the advice of Subscriber's legal counsel and accountants or other financial advisers with respect to the tax, economic and other consequences involved in acquiring the Shares, and (B) Subscriber's own independent evaluation of the business, operations and prospects of the Corporation and the merits and risks of the acquisition of the Shares.

         12. Subscriber has been advised and understands that this investment is, by its nature, very speculative.

         13. Subscriber has sufficient income and net worth such that Subscriber does not contemplate being required to dispose of any portion of the investment in the Shares to satisfy any existing or expected undertaking or indebtedness. Subscriber is able to bear the economic risks of an investment in the Shares, including, without limiting the generality of the foregoing, the risk of losing all or any part of the investment and probable inability to sell or transfer the Shares for an indefinite period of time.

         14. Subscriber is an "accredited investor" within the meaning of Rule 501 of Regulation D promulgated by the Securities and Exchange Commission, as presently in effect.

         15. The investment in the Shares has been privately proposed to Subscriber without the use of general solicitation or advertising.

         16. Subscriber understands that the certificates representing the Shares may bear restrictive legends as to the restricted nature of such securities and may bear a legend substantially in the following form, and agrees to will hold the Shares subject thereto:



         THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER ANY STATE SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY PORTION HEREOF OR INTEREST HEREIN MAY BE SOLD, ASSIGNED, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF UNLESS THE SAME IS REGISTERED UNDER SAID ACT AND APPLICABLE STATE SECURITIES LAWS OR UNLESS AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE AND THE COMPANY SHALL HAVE RECEIVED, AT THE EXPENSE OF THE HOLDER HEREOF, EVIDENCE OF SUCH EXEMPTION REASONABLY SATISFACTORY TO THE COMPANY (WHICH MAY INCLUDE, AMONG OTHER THINGS, AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY).